UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  March 9, 2010

Total Nutraceutical Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-52864

NEVADA	26-0561199
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 910, Stevenson, WA 98648

(Address of Principal Executive Offices, Including Zip Code)

(509) 427-5132

(Registrant’s Telephone Number, Including Area Code)

____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement.

On January 19, 2010, Total Nutraceutical Solutions, Inc. (TNS) entered into definitive agreement which became effective March 9, 2010, whereby an exclusive license agreement has been assigned by MSH Ventures, Inc. (MSH) to the Company.  The exclusive license agreement from the University of Cologne, Cologne, Germany, relates to an invention entitled “Ergothioneine Transporter.”  The consideration for the assignment and assumption of the underlying obligations of the license are outlined below:

1.  5,000 Euros to be paid to the University of Cologne,

2.  1,000,000 shares of unregistered shares of its common stock to MSH,

3.  500,000 additional unregistered shares to MSH upon the issuance of the first patent in the United States or Europe of any product or technology covered by the License Agreement,

4.  and upon the successful commercialization of any produce or technology covered by the License   Agreement, TNS will:

i)   issue an additional 500,000 unregistered shares of its common stock to MSH,

ii)  grant to MSH a royalty equal to 2.5% of the Net Sales of any such product or technology, provided that if TNS has sublicensed such products or technologies to a third party, such payment shall equal 20% of any sublicensing payments received by TNS from the sublicensee.

The license agreement was arranged and undertaken by the Marvin Hausman, the CEO of TNS.  Marvin Hausman is the President and a shareholder of MSH.

Item 7.01.	Regulation FD Disclosure.

On March 10, 2010, TNS issued a press release announcing that it has acquired from the University of Cologne, Cologne, Germany, an exclusive license agreement on the invention entitled “Ergothioneine Transporter,” owned by the University. The license comprises the patent application entitled; “Identification of Ergothioneine Transporter and Therapeutic Uses Thereof.”  This transporter is present in human cells, especially red and white blood cells, has a gene symbol SLC22A4, and can efficiently move the antioxidant L-Ergothioneine (ERGO) across cell membranes.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Exhibits. Financial Statements, and Exhibits

(c)	Exhibits

10.1

Assignment from MSH to TNS, dated October 26, 2009, and the related finalizing assignment letter from the Univ. of Cologne to TNS dated October 26, 2009, but returned to TNS March 9, 2010 at which point it became effective.

99.1	Press release issued on March 10, 2010 by the Company.*

* This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Nutraceutical Solutions, Inc.

(Registrant)

Dated: March 15, 2010
By:

/s/  Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D.

Chief Executive Officer